UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 5, 2014

JAVELIN Mortgage Investment Corp.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35673	45-5517523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On September 5, 2014, JAVELIN Mortgage Investment Corp. (“JAVELIN”) filed a slide deck presentation, to be presented by members of JAVELIN’s executive management, to participants at the Barclays Global Financial Services Conference on September 8, 2014. The slide deck presentation contains updates on JAVELIN’s financial position, business and operations. Attached as Exhibit 99.1 to this report is the slide deck presentation to be presented.

The slide deck presentation attached to this report as Exhibit 99.1 is furnished pursuant to this Item 7.01 and shall not be deemed filed in this or any other filing of JAVELIN under the Securities Exchange Act of 1934, as amended, unless expressly incorporated by specific reference in any such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slide Deck Presentation to be presented at the Barclays Global Financial Services Conference, dated September 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2014

JAVELIN MORTGAGE INVESTMENT CORP.

By: Mark Gruber
Name: Mark Gruber
Title: Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	Slide Deck Presentation to be presented at the Barclays Global Financial Services Conference, dated September 8, 2014